Exhibit 10.75.1

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of ______, 2002, by and among Headwaters Incorporated, a Delaware corporation ("Parent"), and each person identified on Exhibit A hereto (the "Stockholders") and that are signatories hereto.

                                    RECITALS

         A. Parent, Headwaters Olysub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), Industrial Services Group, Inc., a Delaware corporation (the "Company"), and ISG Resources, Inc., a Utah corporation and a wholly owned subsidiary of the Company (the "Public Sub"), have entered into an Agreement and Plan of Merger dated as of July __, 2002 (the "Merger Agreement"), pursuant to which the Company will merge with and into the Merger Sub (the "Merger") and the Stockholders will have the right to receive Merger Shares in exchange for securities of the Company. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Merger Agreement.

         B. Parent has agreed to provide the Stockholders with certain registration rights as more fully described herein.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

Section 1. General.


         1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Exchange Act" means the Securities Exchange Act of 1934, as amended or any similar successor federal statute and the rules and regulations thereunder, as in effect from time to time.

         "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Shares" means the Merger Shares and any shares of Parent Stock issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization; provided, however, that any particular Registrable Shares shall cease to be Registrable Shares when (i) a registration statement covering such Registrable Shares shall have become effective under the Securities Act, and such Registrable Shares shall have been disposed of in accordance with the Registration Statement, or
(ii) such Registrable Shares may be transferred pursuant to Rule 144 under the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation ("Rule 144"), in any single calendar quarter.

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         "Registration Expenses" shall mean (i) all expenses incurred by Parent in complying with Sections 2.1 and 2.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, audit and accountant fees, listing or quotation fees, fees and disbursements of counsel for Parent, blue sky fees and expenses, and (ii) the reasonable fees and disbursements of one legal counsel to the Stockholders up to $35,000 in the aggregate.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended or any similar successor federal statute and the rules and regulations thereunder, as in effect from time to time..

Section 2. Registration; Restrictions On Transfer.

         2.1 Registration. Parent shall use all reasonable efforts (i) to prepare and file with the SEC a registration statement (the "Registration Statement") on either Form S-1 or S-3 covering the resale of the Registrable Shares as soon as reasonably practicable following the Effective Time, and in any event, no later than thirty (30) days following the Effective Time and (ii) to cause the Registration Statement to be declared effective as soon as reasonably practicable following the date of such filing, and in any event, on or before the six-month anniversary of the Closing Date. Subject to the terms of this Agreement, Parent shall use all reasonable efforts to cause the Registration Statement to remain effective until at least the one-year anniversary of the Closing Date, and for such later period of time as is the earlier of (i) the eighteen-month anniversary of the Closing Date, as such date may be extended pursuant to Section 2.7(d) hereof (the "Eighteen-month Anniversary Date"), and (ii) the date as of which at least 75% of the Merger Shares have been sold under the Registration Statement or pursuant to Rule 144 (the "Registration Effective Period").

         2.2 Expenses Of Registration. All Registration Expenses shall be borne by Parent. All underwriting discounts, brokerage fees and commissions incurred by the Stockholders, if any, and all fees and disbursements of counsel to the Stockholders not included in Registration Expenses shall be borne by the Stockholders pro rata based on the number of Registrable Shares included in any such registration.

         2.3 Obligations Of Parent. Whenever required to effect the registration of the Registrable Shares pursuant to Section 2.1, Parent shall, as expeditiously as reasonably possible, use all reasonable efforts to:

         (a) Prepare and file with the SEC a registration statement with respect to the Registrable Securities and use all reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Parent will furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed).

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         (b) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement for the Registration Effective Period.

         (c) Furnish to the Stockholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

         (d) Use all reasonable efforts to register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Stockholders; provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         2.4 Delay Of Registration; Furnishing Information.

         (a) None of the Stockholders shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         (b) It shall be a condition precedent to the obligations of Parent to take any action pursuant to Section 2.1 that the Stockholders shall furnish to Parent such information regarding themselves, the Registrable Shares held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Shares.

         2.5 Indemnification. In the event any Registrable Shares are included in a registration statement under Section 2.1:

         (a) To the extent permitted by law, Parent will indemnify and hold harmless each Stockholder, the partners, officers, directors, employees, advisors and agents of each Stockholder, any underwriter (as defined in the Securities Act) for such Stockholder and each person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, costs and expenses of investigation or liabilities (joint or several) (collectively "Losses") to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by Parent: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Parent of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and Parent will pay as incurred any legal or other expenses reasonably incurred by such Stockholder or any such partner, director, officer, employee, advisor, agent, controlling person or underwriter in connection with investigating or defending any such Losses;

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provided however, that the indemnity agreement contained in this Section 2.5(a)
shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of Parent, which consent shall not be unreasonably withheld, nor shall Parent be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with, and which, in fact, is used in connection with, such registration by such Stockholder, partner, officer, director, employee, advisor, agent, underwriter or controlling person of such Stockholder, or arises out of or is based upon any matters as to which Parent is entitled to indemnification under Section 8.2 of the Merger Agreement.

         (b) To the extent permitted by law, each Stockholder (severally and not jointly with the other Stockholders) will indemnify and hold harmless Parent, each of its directors, officers, employees, advisors and agents and each person, if any, who controls Parent within the meaning of the Securities Act or the Exchange Act, any underwriter and any other Stockholder selling securities under such registration statement or any of such other Stockholder's partners, directors, officers, employees, advisors or agents or any person who controls such Stockholder, against any Losses to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder under an instrument duly executed by such Stockholder and stated to be specifically for use in connection with such registration which information has not been corrected or supplemented by the Stockholder in writing duly executed by such Stockholder and delivered to Parent prior to the filing of the Registration Statement and stated to be specifically for the purposes of removing any misleading information, any untrue statement of material fact or curing any omission of a material fact necessary to make statements contained therein not misleading; and each such Stockholder will pay as incurred any legal or other expenses reasonably incurred by Parent or any such director, officer, employee, advisor, agent, controlling person, underwriter or other Stockholder, or partner, officer, director, employee, advisor or agent or controlling person of such other Stockholder in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 2.5(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld. The obligation to indemnify contained in this subsection (b) shall be individual to each Stockholder and shall be limited to the net proceeds received by such Stockholder from the sale of Registrable Shares.

         (c) Promptly after receipt by an indemnified party under this Section
2.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the

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indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

         (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall, on a several (not joint) basis, to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Stockholder hereunder exceed the net proceeds from the offering received by such Stockholder.

         (e) The obligations of Parent and Stockholders under this Section 2.5 shall survive completion of any offering of Registrable Shares in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         2.6 Rule 144 Reporting. With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Shares to the public without registration, Parent agrees to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by Parent for an offering of its securities to the general public;

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         (b) File with the SEC, in a timely manner, all reports and other documents required of Parent under the Exchange Act; and

         (c) So long as a Stockholder owns any Registrable Shares, furnish to such Stockholder forthwith upon request: a written statement by Parent as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of Parent; and such other reports and documents as a Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         2.7 Suspension of Offering.

         (a) In addition to any suspension rights under paragraphs (b) and (c) below, Parent may, upon the happening of any event, that, in the good faith judgment of Parent's board of directors, renders it advisable to suspend use of the prospectus relating to the Registration Statement, for no more than ninety
(90) days in the aggregate in any twelve (12) month period of time due to pending corporate or business developments, public filings with the SEC or similar events, suspend use of the prospectus relating to the Registration Statement on written notice to the Stockholders, in which case each Stockholder shall discontinue disposition of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Stockholders or until the Stockholders are advised in writing by Parent that the use of the applicable prospectus may be resumed (any such period of suspension being referred to herein as a "Corporate Development Suspension Period").

         (b) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of Parent during the thirty (30) days prior to and the 90-day period following the sale by Parent of any of its equity or equity-linked securities without the prior written consent of Parent (any such period of suspension being referred to herein as a "Standstill Period").

         (c) In the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then Parent shall deliver a certificate in writing to the Stockholders (the "Disclosure Suspension Notice") to the effect of the foregoing, and, upon receipt of such Suspension Notice, the Stockholders will refrain from selling any Registrable Shares pursuant to the Registration

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Statement (a "Disclosure Suspension") until the Stockholders' receipt of copies of a supplemented or amended prospectus prepared and filed by Parent, or until it is advised in writing by Parent that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus (any such period of suspension being referred to herein as a "Corporate Disclosure Suspension Period"). In the event of any Disclosure Suspension, Parent will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Disclosure Suspension Notice to the Stockholders.

         (d) In the event the Eighteen-month Anniversary Date (but for the operation of this Section 2.7(d)) would occur during a Corporate Development Suspension Period, a Standstill Suspensions Period or a Corporate Disclosure Suspension Period (each a "Suspension Period"), such Eighteen-month Anniversary Date shall not be such date but shall instead shall be deemed to occur on that date which is the thirtieth (30th) calendar day following the termination of such Suspension Period.

Section 3. Miscellaneous.

         3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah.

         3.2 Survival. The agreements made herein shall survive any investigation made by any Stockholder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of Parent or any Stockholder pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such person hereunder solely as of the date of such certificate or instrument.

         3.3 Successors And Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Shares from time to time; provided, however, that prior to the receipt by Parent of adequate written notice of the transfer of any Registrable Shares specifying the full name and address of the transferee, Parent may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. The obligations contained in this Agreement shall be assumed by any successor in interest of Parent.

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         3.4 Entire Agreement. This Agreement and the Exhibits hereto, together with the Merger Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         3.5 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         3.6 Amendment And Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Parent and Stockholders owning of record at least a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this Section 3.6 shall be binding upon the Stockholders and Parent. By acceptance of any benefits under this Agreement, the Stockholders hereby agree to be bound by the provisions hereunder.

         3.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days' advance written notice to the other parties hereto.

         3.8 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         3.9 Titles And Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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         This Registration Rights Agreement has been executed and delivered as of the date first stated above.

                                   HEADWATERS INCORPORATED



                                   By:
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                                   Name:
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                                   Title:
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                                   [STOCKHOLDER]



                                   By:
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                                   Name:
                                          --------------------------------------

                                   Title:
                                           -------------------------------------


                                   [STOCKHOLDER]



                                   By:
                                        ----------------------------------------

                                   Name:
                                          --------------------------------------

                                   Title:
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                                    EXHIBIT A

                         Stockholder Names and Addresses






























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